Exhibit 99.1
Fortrea Reports First Quarter 2026 Results
Strong first-quarter performance reinforces confidence in FY 2026 guidance
Book-to-bill of 1.15x is third consecutive quarter above 1.1x

Highlights
For the three months ended March 31, 2026:
•Revenues of $636.5 million
•Book-to-bill ratio of 1.15x, resulting in 1.05x book-to-bill for the trailing 12 months
•GAAP net loss of $(23.6) million, or $(0.25) per diluted share
•Adjusted EBITDA of $47.0 million
•Adjusted net income of $15.2 million, or $0.16 per diluted share
•Full-year guidance affirmed

DURHAM, N.C., May 5, 2026— Fortrea (Nasdaq: FTRE) (the “Company”), a leading global contract research organization (“CRO”), today reported financial results for the first quarter ended March 31, 2026.
“We started the year strong, focused on delivering for our clients with excellence and making advances in our strategic journey back to growth and margin expansion,” said Anshul Thakral, CEO of Fortrea. “Our performance was in line with our expectations for the year, which enables us to invest further in solutions and in our people. Our commercial traction across biotech and large pharma clients underscores we are on the right track. The recent launch of Fortrea Intelligent Technology demonstrates our commitment to outcomes-based innovation that spans the R&D ecosystem. Our collaborative approach and disciplined execution power our progress as a leading CRO.”
First Quarter 2026 Financial Results
Revenue for the first quarter was $636.5 million, compared to $651.3 million in the first quarter of 2025.
First quarter GAAP net loss was $23.6 million and diluted loss per share was $0.25, compared to first quarter of 2025 GAAP net loss of $562.9 million and diluted loss per share of $6.25, inclusive of a non-cash goodwill impairment charge of $488.8 million. First quarter adjusted net income was $15.2 million and adjusted diluted EPS was $0.16 compared to first quarter of 2025 adjusted net income of $1.9 million and adjusted diluted EPS of $0.02. First quarter adjusted EBITDA was $47.0 million, compared to first quarter of 2025 adjusted EBITDA of $30.3 million.
Backlog as of March 31, 2026 was $7,846 million, and the book-to-bill ratio for the quarter was 1.15x.
2026 Financial Guidance
The Company reiterated its guidance for the full year 2026, targeting revenues in the range of $2,550 million to $2,650 million and adjusted EBITDA in the range of $190 million to $220 million.

Earnings Call and Replay
Fortrea will host a conference call at 8:00 am ET on May 5, 2026, to review its first quarter financial results and conduct a question-and-answer session. To participate in the earnings call, participants should register online at the Fortrea Investor Relations website. To avoid potential delays, please join at least 10 minutes prior to the start of the call. The conference call can also be accessed through the following earnings webcast link. A replay of the live conference call will be available shortly after the conclusion of the event and accessible on the events and presentations section of the Fortrea website. A supplemental slide presentation will also be available on the Investor Relations website prior to the start of the call.
About Fortrea
Fortrea (Nasdaq: FTRE) is a leading global provider of clinical development solutions to the life sciences industry. We partner with emerging and large biopharmaceutical, biotechnology, medical device and diagnostic companies to drive healthcare innovation that accelerates life changing therapies to patients. Fortrea provides phase I-IV clinical trial management, clinical pharmacology and consulting services. Fortrea’s solutions leverage three decades of experience spanning more than 20 therapeutic areas, a passion for scientific rigor, exceptional insights and a strong investigator site network. Our talented and diverse team working in about 100 countries is scaled to deliver focused and agile solutions to clients globally. Learn more about how Fortrea is streamlining drug development at Fortrea.com and follow us on LinkedIn, X and Bluesky.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, the Company’s 2026 financial guidance. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “guidance,” “expect,” “assume,” “anticipate,” “intend,” “plan,” “forecast,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words that are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from the Company’s expectations due to a number of factors, including, but not limited to, the following: the Company’s dependence on third parties generally to provide services critical to its businesses; the Company’s ability to successfully implement the Company’s business strategies and execute the Company’s long-term value creation strategy; risks and expenses associated with the Company’s international operations, tariff policies, trade sanctions and other trade restrictions and currency fluctuations; the Company’s customer or therapeutic area concentrations; the Company’s adoption and use of technology within its business and the risks that the Company may not be able to capture the anticipated benefits of such technology or that such technology may have negative effects; the outcome and impact of pending or future litigation; any further deterioration in the macroeconomic environment, particularly within the pharmaceutical and biotechnology industry, or further changes in government regulations and funding, which could lead to defaults or cancellations by the Company’s customers; the risk that the Company’s backlog and net new business may not grow to the extent anticipated over a specified period of time or be indicative of the Company’s future revenues and that the Company might not realize all of the anticipated future revenue reflected in the Company’s backlog; the Company’s ability to generate sufficient net new business awards, or if net new business awards are delayed, terminated, reduced in scope, or fail to go to contract; if the Company underprices its contracts, overruns its cost estimates, or fails to receive approval for, or experiences delays in documentation of change orders; and other factors described from time to time in documents that the Company files with the Securities and Exchange Commission (the “SEC”). For a further discussion of the risks relating to the Company’s business, see the “Risk Factors” Section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC, as such factors may be amended or updated from time to time in the Company’s subsequent periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. Comparisons of results for current and any prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data. All forward-looking statements are made only as of the date of this release and the Company does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking statements to reflect future events or developments.

Note on Non-GAAP Financial Measures
This release includes information based on financial measures that are not recognized under generally accepted accounting principles in the United States ("GAAP"), such as Adjusted EBITDA, Adjusted Net Income, Adjusted Basic and Diluted EPS, and Free Cash Flow. Non-GAAP financial measures are presented only as a supplement to the Company’s financial statements based on GAAP. Non-GAAP financial information is provided to enhance understanding of the Company’s financial performance, but none of these non-GAAP financial measures are recognized terms under GAAP, and non-GAAP measures should not be considered in isolation from, or as a substitute analysis for, the Company’s results of operations as determined in accordance with GAAP.

The Company uses non-GAAP measures in its operational and financial decision making and believes that it is useful to exclude certain items in order to focus on what it regards to be a more meaningful indicator of the underlying operating performance of the business. For example, in calculating Adjusted EBITDA, the Company excludes all the amortization of intangible assets associated with acquired customer relationships and backlog, databases, non-compete agreements and trademarks, trade names and other from non-GAAP expense and income measures, as such amounts can be significantly impacted by the timing and size of acquisitions. Although the Company excludes amortization of acquired intangible assets from the Company’s non-GAAP expenses, the Company believes that it is important for investors to understand that revenue generated from such intangibles is included within revenue in determining net income attributable to the Company. Internal management reports feature non-GAAP measures which are also used to prepare strategic plans and annual budgets and review management compensation. The Company also believes that investors may find non-GAAP financial measures useful for the same reasons, although investors are cautioned that non-GAAP financial measures are not a substitute for GAAP disclosures.
The non-GAAP financial measures are not presented in accordance with GAAP. Please refer to the schedules attached to this release for relevant definitions and reconciliations of non-GAAP financial measures contained herein to the most directly comparable GAAP measures. The Company’s full-year 2026 guidance measures (other than revenue) are provided on a non-GAAP basis without a reconciliation to the most directly comparable GAAP measure because the Company is unable to predict with a reasonable degree of certainty certain items contained in the GAAP measures without unreasonable efforts. Such items include, but are not limited to, acquisition-related expenses, restructuring and related expenses, goodwill impairment, stock-based compensation and other items not reflective of the Company's ongoing operations.
Non-GAAP measures are frequently used by securities analysts, investors and other interested parties in their evaluation of companies comparable to the Company, many of which present non-GAAP measures when reporting their results. Non-GAAP measures have limitations as an analytical tool. They are not presentations made in accordance with GAAP, are not measures of financial condition or liquidity and should not be considered as an alternative to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. Non-GAAP measures are not necessarily comparable to similarly titled measures used by other companies. As a result, you should not consider such performance measures in isolation from, or as a substitute analysis for, the Company’s results of operations as determined in accordance with GAAP.
Fortrea Contacts
Tracy Krumme (Investors) – 984-385-6707, tracy.krumme@fortrea.com
Sue Zaranek (Media) – 919-943-5422, media@fortrea.com
Kate Dillon (Media) – 646-818-9115, kdillon@prosek.com

FORTREA HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Revenues	$636.5	$651.3
Costs and expenses:
Direct costs, exclusive of depreciation and amortization	512.9	534.8
Selling, general and administrative expenses, exclusive of depreciation and amortization	100.5	121.8
Depreciation and amortization	19.8	19.5
Goodwill and other asset impairments	—	488.8
Restructuring and other charges	6.7	6.5
Total costs and expenses	639.9	1,171.4
Operating loss	(3.4)	(520.1)
Other income (expense):
Interest expense	(19.1)	(22.3)
Foreign exchange gain (loss)	9.7	(5.6)
Other, net	0.5	—
Loss before income taxes	(12.3)	(548.0)
Income tax expense	11.3	14.9
Net loss	$(23.6)	$(562.9)

Earnings (loss) per common share
Basic and diluted	$(0.25)	$(6.25)

FORTREA HOLDINGS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars and shares in millions)
(unaudited)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$147.5	$174.6
Accounts receivable and unbilled services, net	619.6	589.7
Prepaid expenses and other	114.4	132.9
Total current assets	881.5	897.2
Property, plant and equipment, net	157.1	149.5
Goodwill, net	950.8	960.0
Intangible assets, net	601.7	622.0
Deferred income taxes	6.2	6.2
Other assets, net	86.1	80.8
Total assets	$2,683.4	$2,715.7
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$70.8	$29.7
Accrued expenses and other current liabilities	357.3	395.8
Unearned revenue	481.3	473.8
Current portion of long-term debt	10.9	4.8
Short-term operating lease liabilities	8.8	9.2
Total current liabilities	929.1	913.3
Long-term debt, less current portion	1,042.6	1,048.0
Operating lease liabilities	55.7	54.0
Deferred income taxes and other tax liabilities	92.3	97.6
Other liabilities	37.8	39.3
Total liabilities	2,157.5	2,152.2
Commitments and contingent liabilities
Equity:
Common stock, 94.6 and 93.1 shares outstanding at March 31, 2026 and December 31, 2025, respectively	0.1	0.1
Additional paid-in capital	2,128.0	2,116.6
Accumulated deficit	(1,406.8)	(1,383.2)
Accumulated other comprehensive loss	(195.4)	(170.0)
Total equity	525.9	563.5
Total liabilities and equity	$2,683.4	$2,715.7

FORTREA HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(unaudited)

	Three Months Ended March 31,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(23.6)	$(562.9)
Adjustments to reconcile net loss to net cash used for operating activities:
Depreciation and amortization	19.8	19.5
Stock compensation	11.4	14.6
Credit loss expense	3.0	4.5
Operating lease right-of-use asset expense	2.0	3.0
Operating lease right-of-use asset impairment	—	3.2
Goodwill and other asset impairments	—	488.8
Deferred income taxes	(4.0)	(6.6)
Unrealized foreign exchange movements	(8.2)	9.4
Other, net	0.4	0.3
Changes in assets and liabilities:
Increase in accounts receivable and unbilled services, net	(33.7)	(70.5)
Decrease in prepaid expenses and other	11.4	17.6
Increase (decrease) in accounts payable	41.3	(28.4)
Increase in deferred revenue	6.6	10.4
Decrease in accrued expenses and other	(43.4)	(27.1)
Net cash used for operating activities	(17.0)	(124.2)
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(8.0)	(2.9)
Proceeds from sale of business, net	—	19.0
Net cash (used for) provided by investing activities	(8.0)	16.1
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from revolving credit facilities	—	166.5
Payments on revolving credit facilities	—	(77.5)
Debt issuance costs	—	(0.6)
Net cash provided by financing activities	—	88.4
Effect of exchange rate changes on cash and cash equivalents	(2.1)	2.8
Net change in cash and cash equivalents	(27.1)	(16.9)
Cash and cash equivalents at beginning of period	174.6	118.5
Cash and cash equivalents at end of period	$147.5	$101.6

RECONCILIATION OF NON-GAAP MEASURES
FORTREA HOLDINGS INC.
NET INCOME TO ADJUSTED EBITDA RECONCILIATION
(in millions)
(unaudited)

	Trailing Twelve Months Ended March 31, 2026	Three Months Ended March 31,
		2026	2025
Adjusted EBITDA:
Net loss	$(446.9)	$(23.6)	$(562.9)
Income tax (benefit) expense	(0.4)	11.3	14.9
Interest expense, net	88.2	19.1	22.3
Foreign exchange gain (loss)	11.6	(9.7)	5.6
Depreciation and amortization (a)	78.3	19.8	19.5
Goodwill and other asset impairments	309.1	—	488.8
Restructuring and other charges (b)	50.1	7.8	6.8
Stock based compensation	71.2	11.4	14.6
Disposition-related costs (c)	6.2	—	3.8
One-time spin-related costs (d)	15.0	0.3	10.0
CEO transition related costs	5.1	—	—
Other (e)	19.1	10.6	6.9
Adjusted EBITDA	$206.6	$47.0	$30.3

(a) Includes amortization of intangible assets acquired as part of business acquisitions.
(b) Restructuring and other charges represent amounts incurred in connection with the elimination of redundant positions to reduce overcapacity, align resources and facilities, and restructure certain operations.
(c) Disposition-related costs are short-term incremental costs to support the transition services agreement associated with the sale of the Enabling Services Segment.
(d) Represents one-time or incremental costs required to implement capabilities to exit the transition services agreement with the Company’s former parent.
(e) Includes adjustments to estimated contingent consideration on a sale of a facility, income related to services provided under transition services agreements, settlements related to litigation initiated prior to the spinoff of the Company as a standalone company, the yield expense incurred on amounts received under the Company’s Receivables Securitization Program, non-recurring business advisory consulting services and amortization of implementation costs deferred in connection with cloud computing arrangements.

FORTREA HOLDINGS INC.
NET INCOME TO ADJUSTED NET INCOME RECONCILIATION
(in millions, except per share data)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Adjusted net income:
Net loss	$(23.6)	$(562.9)
Foreign exchange (loss) gain	(9.7)	5.6
Amortization (a)	14.6	14.5
Goodwill and other asset impairments	—	488.8
Restructuring and other charges (b)	7.8	6.8
Stock based compensation	11.4	14.6
Disposition-related costs (c)	—	3.8
One-time spin-related costs (d)	0.3	10.0
Other (e)	10.6	6.9
Income tax impact of adjustments (f)	3.8	13.8
Adjusted net income	$15.2	$1.9

Basic shares	93.6	90.1
Diluted shares	98.1	91.2
Adjusted basic EPS	$0.16	$0.02
Adjusted diluted EPS	$0.16	$0.02
(a) Includes amortization of intangible assets acquired as part of business acquisitions.
(b) Restructuring and other charges represent amounts incurred in connection with the elimination of redundant positions to reduce overcapacity, align resources and facilities, and restructure certain operations.
(c) Disposition-related costs are short-term incremental costs to support the transition services agreement associated with the sale of the Enabling Services Segment.
(d) Represents one-time or incremental costs required to implement capabilities to exit the Transition Services Agreement with former parent.
(e) Includes adjustments to estimated contingent consideration on a sale of a facility, income related to services provided under Transition Services Agreements, settlements related to litigation initiated prior to the Spin, the yield expense incurred on amounts received under the Company’s Receivables Securitization Program, non-recurring business advisory consulting services and amortization of implementation costs deferred in connection with cloud computing arrangements.
(f) Income tax impact of adjustments represents the amount of additional tax expense that the Company estimates it would record if it used Non-GAAP results instead of GAAP results in the calculation of its provision.

FORTREA HOLDINGS INC.
NET CASH USED FOR OPERATING ACTIVITIES TO FREE CASH FLOW RECONCILIATION
(in millions)
(unaudited)

Three Months Ended March 31, 2026
Net cash used for operating activities	$(17.0)
Capital expenditures	(8.0)
Free cash flow	$(25.0)